                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12


                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

         -----------------------------------------------------------------------

                              OVERHILL FARMS, INC.
                             2727 East Vernon Avenue
                            Vernon, California 90058





Dear Stockholders:

         You are cordially invited to attend the 2005 annual meeting of stockholders of Overhill Farms, Inc. that will be held on May 18, 2005 at 9:00 a.m. local time, at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. All holders of our outstanding common stock and the holder of all of our outstanding Series A Convertible Preferred Stock as of the close of business on April 18, 2005 are entitled to vote at the meeting.

         Enclosed are a copy of the notice of meeting of stockholders, a proxy statement, a proxy card and our latest annual report on Form 10-K. A current report on our business operations will be presented at the meeting and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the meeting.

                                 Sincerely,

                                 /S/ James Rudis

                                 James Rudis
                                 Chairman, President and Chief Executive Officer

                              OVERHILL FARMS, INC.
                             2727 East Vernon Avenue
                            Vernon, California 90058
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 18, 2005

         NOTICE IS HEREBY GIVEN that the 2005 annual meeting of stockholders of Overhill Farms, Inc. will be held on May 18, 2005 at 9:00 a.m. local time, at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058, for the following purposes:


         (1)      to elect nine nominees to our board of directors;

         (2)      to ratify and approve the adoption of our 2005 Stock Plan; and

         (3) to transact such other business as may properly come before the meeting or any adjournments and postponements of the meeting.

         Our board of directors has fixed the close of business on April 18, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of our common stock and the holder of our Series A Convertible Preferred Stock at the close of business on the record date are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a legal proxy.

         Accompanying this notice are a proxy card, a proxy statement and copy of our latest annual report. PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. As described in the proxy statement, the proxy may be revoked at any time prior to its exercise at the meeting.


                                          By Order of the Board of Directors,

                                          /S/ Richard A. Horvath

                                          Secretary
Vernon, California
April 18, 2005

                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE 2005 ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, IF YOU SO DESIRE, BUT WILL HELP US TO SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Introduction...................................................................1

Proposal  1 - Election of Directors............................................4

Proposal  2 - Ratification and Approval of Adoption of 2005 Stock Plan........25

Stockholder Proposals.........................................................32

Available Information.........................................................33

Annual Report.................................................................33

Other Matters.................................................................33

Appendix  A - 2005 Stock Plan................................................A-1

                              OVERHILL FARMS, INC.
                             2727 East Vernon Avenue
                            Vernon, California 90058
                             -----------------------

                                 PROXY STATEMENT

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 18, 2005
                             -----------------------

                                  INTRODUCTION

DATE, TIME, PLACE, PURPOSE

         This proxy statement is being furnished to holders of common stock and Series A Convertible Preferred Stock of Overhill Farms, Inc., a Nevada corporation, in connection with the solicitation of proxies by our board of directors for use at the 2005 annual meeting of our stockholders, or at any adjournments and postponements of that meeting. This proxy statement and accompanying form of proxy card are first being sent or given to our stockholders on or about April 27, 2005.

         Our 2005 annual meeting of stockholders will be held on May 18, 2005 at 9:00 a.m. local time, at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. At the annual meeting, you will be asked to consider and vote upon the proposals described in this proxy statement and the accompanying notice of meeting and such other matters as may properly come before the meeting.

VOTING RIGHTS AND VOTES REQUIRED FOR APPROVAL

         We have two classes of capital stock outstanding, common stock and Series A Convertible Preferred Stock. Only holders of record of our common stock and the holder of record of all of our Series A Convertible Preferred Stock at the close of business on April 18, 2005, which date has been set as the record date, are entitled to notice of and to vote at the meeting.

         As of the close of business on the record date, there were 14,805,556 shares of our common stock and 23.57 shares of our Series A Convertible Preferred Stock outstanding and entitled to vote at the meeting.

         Each holder of record of our common stock on the record date is entitled to cast one vote per share on each proposal. The holder of record of our Series A Convertible Preferred Stock on the record date is entitled to cast 12,010 votes per share on each proposal. The holders of record of our common stock and the holder of record of our Series A Convertible Preferred Stock will vote together as a single class on each of the proposals.

         Directors will be elected by a plurality of the votes cast. Unless otherwise required by law, each of the other proposals to be voted upon at the meeting will be deemed approved by our stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

SOLICITATION OF PROXIES

         The proxy card accompanying this proxy statement is solicited on behalf of our board of directors for use at the meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned and that are not revoked, will be voted at the meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, "FOR" the proposals described on the proxy card.

         A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting, by:

         o delivering to our Secretary (by any means, including facsimile), a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked;

         o signing and delivering to our Secretary (by any means, including facsimile) a proxy relating to the same shares and bearing a later date prior to the vote at the meeting; or

         o attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

         Our board of directors does not presently intend to bring any business before the meeting of our stockholders other than the proposals referred to in this proxy statement and specified in the notice of meeting. So far as is known to our board of directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

         We contemplate that the solicitation of proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of shares of our common stock and will reimburse them for their expenses in so doing. We will provide a proxy card and proxy material to the holder of our Series A Convertible Preferred Stock. We have no present plans to hire special employees or paid solicitors to assist us in obtaining proxies, but we reserve the right to do so if we believe it is necessary to secure a quorum.

QUORUM AND TABULATION OF VOTES

         The required quorum for the transaction of business at the 2005 annual meeting of stockholders is a majority of the shares of our stock issued and outstanding and entitled to vote at the meeting. Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting.

         Shares of our common stock and shares of Series A Convertible Preferred Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of any proposal and will not be counted as votes for or against any proposal.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our board of directors recommends that our stockholders vote "FOR" each of the proposals described in this proxy statement and the accompanying notice of meeting.

         THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Our bylaws provide that our board of directors shall consist of not less than three nor more than ten directors, with the exact number of directors that constitutes our board of directors to be set exclusively by a resolution of our board of directors. The number of directors on our board of directors currently is set at nine and there are no vacancies on our board of directors.

         Our board of directors proposes that our stockholders elect the following nine nominees to our board of directors: James Rudis, John L. Steinbrun, Harold Estes, Geoffrey A. Gerard, John E. McConnaughy, Jr., Alexander Auerbach, Louis J. Giraudo, Alexander Rodetis, Jr. and Steven E. Hartman. Each of these nominees is, at present, a member of our board of directors. Biographical information on the nominees to our board of directors is set forth below under the heading "Directors, Director Nominees and Executive Officers."

         Levine Leichtman Capital Partners II, L.P. ("LLCP"), a private investment fund that is our largest stockholder and is the holder of our secured senior subordinated debt and an affiliate of the holder of our secured senior debt, has the right to designate up to four nominees to our board of directors, and Mr. Rudis has agreed to vote his shares of our common stock in favor of the election of those nominees, if any. Since April 2005, LLCP has had one designee, Mr. Hartman, serving on our board, and pursuant to LLCP's request that designee has been nominated for election at our 2005 annual meeting of stockholders.

         Proxies held by management will be voted in favor of the election of these nine nominees unless the stockholder giving a proxy indicates that the proxy shall not be voted for any or all of them. If for any reason any of the nine nominees should, prior to the annual meeting, become unavailable for election as a director, an event not now anticipated, the proxies held by management may be voted for a substitute nominee, if any, as recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         Below is information regarding our executive officers, directors and director nominees as of April 18, 2005:

                                                        PRESENT
                                                      POSITIONS HELD                                DIRECTOR
   NAME                                AGE            IN OUR COMPANY                                 SINCE
-------------------------------    ---------  ------------------------------------------------      ---------
James Rudis                            55     Chairman of the Board, President, Chief                 1995
                                              Executive Officer, Director and Director Nominee
John L. Steinbrun                      41     Senior Vice President, Chief Financial Officer,         2003
                                              Director and Director Nominee
Richard A. Horvath                     59     Senior Vice President and Secretary                      -
Harold Estes                           65     Director and Director Nominee                           2002
Geoffrey A. Gerard(1)(2)(3)            60     Director and Director Nominee                           2002
John E. McConnaughy, Jr.(1)(2)(3)      75     Director and Director Nominee                           2002
Alexander Auerbach                     61     Director and Director Nominee                           2004
Louis J. Giraudo(2)                    59     Director and Director Nominee                           2004
Alexander Rodetis, Jr.(1)              62     Director and Director Nominee                           2004
Steven E. Hartman                      38     Director and Director Nominee                           2005
--------------

(1) Member of audit committee.
(2) Member of compensation committee.
(3) Member of nominating and governance committee.

         The following information regarding the principal occupations and other employment of our directors, director nominees and executive officers during the past five years and their directorships in certain companies is as reported to us by each of them.

         JAMES RUDIS was elected to our board of directors in April 1995 and has served as President since June 1997. He also served as a director of TreeCon Resources, our former parent company, from December 1992 to December 2003, and until December 2003 had served as President of TreeCon Resources since July 1997 and Chairman and Chief Executive Officer of TreeCon Resources since February 1998. He served as Executive Vice President of TreeCon Resources from March 1994 until July 1997. Prior to his employment with us and with TreeCon Resources, Mr. Rudis was President of Quorum Corporation, a private consulting firm involved in acquisitions and market development. From 1970 until 1984, he held various executive positions in CIT Financial Corporation, including Vice President and Regional Manager of that company's Commercial Finance Division.

         JOHN L. STEINBRUN was elected to our board of directors in August 2003 and has served as our Senior Vice President and Chief Financial Officer since April 2003. Mr. Steinbrun has been President of The Steinbrun Group, a business and financial consulting firm, since April 2000. He served as Chief Financial Officer and Chief Operating Officer of Metropolitan Provisions LLC, a foodservice distribution company, from November 2000 to June 2001. From September 1996 to March 2000, Mr. Steinbrun was Chief Financial Officer and Vice President of Operations of Ancra International LLC, an aerospace and transportation equipment manufacturer. From February 1992 to August 1996, he was Director of Finance and Operations for Davis Wire Corporation, a manufacturer of steel wire and wire products. Mr. Steinbrun, a certified public accountant, served as a senior accountant with Touche Ross and Co. from 1985 to 1988. He holds a B.S. in Accounting from Loyola Marymount University and an M.B.A. in Finance from The University of Chicago.

         RICHARD A. HORVATH has served as our Senior Vice President and Secretary since November 1997. Mr. Horvath also served as our Chief Financial Officer from November 1997 through March 2003 and as a member of our board of directors from November 1999 to September 2004. Mr. Horvath has been in the food industry for over 30 years. Prior to his employment at Overhill Farms, Mr. Horvath served as the Chief Financial Officer of Martino's. During the period of 1973 to 1996, he held various positions with the Carnation Company, Star Kist Foods and Mission Foods.

         HAROLD ESTES was appointed to our board of directors in October 2002. Mr. Estes is the President of Texas Timberjack, Inc. ("TTI"), a wholly-owned subsidiary of TreeCon Resources. He was elected as a director of TreeCon Resources in February 1996 and resigned from the TreeCon Resources board of directors in April 1997. TTI is a distributor of industrial and commercial timber and logging equipment and is also engaged in certain related timber and sawmill operations. Mr. Estes has been President of TTI since 1984, when he acquired TTI from Eaton Corporation. Mr. Estes previously served as a director of Newton Bancshares, Inc., the parent of First National Bank of Newton (Texas), for approximately ten years until the sale of the bank in October 2001.

         GEOFFREY A. GERARD was elected to our board of directors in February 2002. Mr. Gerard served as Secretary and General Counsel of Equivest, Inc. from 1975 to 1977. Mr. Gerard then served as Secretary and General Counsel for two privately held oil and gas exploration companies until 1978. Mr. Gerard has been in the private practice of law in Dallas County, Texas since 1978, specializing in business transactions. Mr. Gerard also serves on the board of Viseon, Inc., a publicly traded company. Mr. Gerard received his B.S. in Business-Finance and his J.D. from Indiana University.

         JOHN E. MCCONNAUGHY, JR. was appointed to our board of directors in October 2002. Mr. McConnaughy has served as Chairman and Chief Executive Officer of JEMC Corporation, a personal holding company, since he founded it in 1985. His career includes positions of management with Westinghouse Electric and the Singer Company, as well as service as a director of numerous public and private companies. In addition, he previously served as Chairman and Chief Executive Officer of Peabody International Corp. and Chairman and Chief Executive Officer of GEO International Corp. He retired from Peabody in February 1986 and GEO in October 1992. Mr. McConnaughy currently serves on the boards of four other public companies (Allis-Chalmers Corporation, Consumer Portfolio Services, Levcor International, Inc. and Wave Systems Corp.). He also serves on the Board of Trustees and Executive Committee of the Strang Cancer Prevention Center and as Chairman of the Board for the Harlem School of the Arts. Mr. McConnaughy holds a B.A. in Economics from Denison University and an M.B.A. in Marketing and Finance from the Harvard Graduate School of Business Administration.

         ALEXANDER AUERBACH was appointed to our board of directors in September 2004. Mr. Auerbach is President of Alexander Auerbach & Co., Inc., a public relations and marketing services firm that he founded in 1986. Prior to establishing Alexander Auerbach & Co., Inc., Mr. Auerbach served as Chief Operating Officer of two magazine publishing companies. Earlier in his career, Mr. Auerbach was a senior member of the business and financial news staff of The Los Angeles Times and a financial writer for The Boston Globe. Mr. Auerbach holds a B.A. from Columbia and an M.B.A. from the University of California at Los Angeles.

         LOUIS J. GIRAUDO was appointed to our board of directors in September 2004. Mr. Giraudo is a Co-Founder and Principal of GESD Capital Partners, a private equity firm. Prior to co-founding GESD Capital Partners in January 1999, Mr. Giraudo was Chief Executive Officer of Preferred Capital Markets from January 1999 to December 2002, where he co-directed the development of Preferred Trade, Inc., an online brokerage business. Mr. Giraudo served as Chairman and Chief Executive Officer of the Pacific Coast Baking Company from 1986 to 1993 and as Chairman of Mother's Cake & Cookie Company from 1990 to 1993. Mr. Giraudo has practiced corporate, business and labor law since 1974 and has been a partner at the law firm of Coblentz, Patch, Duffy & Bass, LLP since 1983. In addition, Mr. Giraudo has held several appointed public service positions throughout his career, including Chairman of the Board of Trustees of the University of San Francisco, President of the San Francisco Police Commission, President of the San Francisco Public Utilities Commission and President of the San Francisco Board of Permit Appeals. Mr. Giraudo currently serves on the boards of directors of Andre-Boudin Bakeries, Inc., Golden County Foods, Inc., SoCal Bakeries, Inc., Pabst Brewing Company and Suburban House Furniture Company. Mr. Giraudo holds a B.A. in Political Science, a J.D. from the University of San Francisco and a Doctorate of Humane Letters in Education (Honoris Causa) from the University of San Francisco. Mr. Giraudo was awarded the title of Papal Knight of the Order of St. Gregory the Great by Pope John Paul II in September 2000.

         ALEXANDER RODETIS, JR. was appointed to our board of directors in September 2004. Mr. Rodetis has been in the financial services community for over 30 years. Mr. Rodetis has been Vice President and Manager of the Inventory Appraisal Division and Marketing and Strategic Planning Coordinator at The Daley-Hodkin Group, a valuations, asset disposition and consulting organization, since March 2004. From September 2003 to March 2004, he served as Vice President and Portfolio Manger of IDB Bank. Mr. Rodetis served as Senior Vice President of General Motors Acceptance Corporation's Commercial Finance Division from April 2002 to August 2003, where he co-founded the Special Assets Group. From October 1998 to April 2002, Mr. Rodetis served as Executive Vice President of The Merchants Bank of New York where he co-founded the asset-based lending corporation for that bank. Prior to that, he served as Vice President of Fremont Financial Corp. and of National Westminster Bancorp and held various positions at other banking institutions, including The Chase Manhattan Bank and Citibank North America, Inc. Mr. Rodetis earned a B.S. in Accounting, a B.A. in Business Administration and an M.B.A. in finance from Fairleigh Dickinson University. He has also completed financial analysis and corporate finance courses at The Harvard School of Business.

         STEVEN E. HARTMAN was appointed to our board of directors in April 2005. Mr. Hartman is currently a Vice President and Managing Director of Levine Leichtman Capital Partners, Inc. ("LLCP Inc."), a private equity firm that specializes in structured equity and deep value investments in middle market companies primarily located in the western United States. LLCP Inc. is an affiliate of LLCP. LLCP is a private investment fund that is our largest stockholder and is the holder of our secured senior subordinated debt and an affiliate of the holder of our secured senior debt. Mr. Hartman joined LLCP Inc. in 1996. Mr. Hartman holds a bachelor's degree from the University of California at Berkeley, an M.B.A. from the Anderson School of Business at the University of California at Los Angeles and a J.D. from the University of California at Los Angeles School of Law.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         Our directors are elected at each annual stockholders' meeting or at such other times as reasonably determined by our board of directors. Each of our directors is to hold office until his successor is elected and qualified or until his earlier death, resignation or removal. Each of our executive officers serves at the discretion of our board of directors. There are no family relationships among our executive officers, directors and director nominees.

BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended September 26, 2004, our board of directors held two meetings and took action by unanimous written consent on eleven occasions. During fiscal year 2004, no incumbent director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served), except that Messrs. Auerbach, Giraudo and Rodetis did not attend the one board meeting that followed their appointment to our board of directors at the end of fiscal year 2004.

         Our board of directors has standing audit, compensation and nominating and governance committees. In addition, our bylaws provide that stockholders may also nominate persons for election to our board of directors. Also, as discussed elsewhere herein, LLCP has the right to designate up to four nominees to our board of directors, and Mr. Rudis has agreed to vote his shares of our common stock in favor of the election of LLCP's nominee(s), if any. Since April 2005, LLCP has had one designee, Mr. Hartman, serving on our board, and pursuant to LLCP's request that designee has been nominated for election at our 2005 annual meeting of stockholders.

     AUDIT COMMITTEE

         Our audit committee is composed of three non-employee directors. From April 2003 to September 17, 2004, the audit committee was composed of Messrs. Gerard, McConnaughy and Estes, with Mr. McConnaughy serving as the committee chairman. To ensure our compliance with Amex rules that became applicable to us immediately following our 2004 annual stockholders' meeting, our board of directors appointed Messrs. McConnaughy, Gerard and Rodetis to our audit committee effective as of September 18, 2004, with Mr. McConnaughy continuing as committee chairman. Our board of directors has determined that Mr. McConnaughy and Mr. Rodetis each qualify as an "audit committee financial expert" and that each member of our audit committee is "independent" as defined in Section 121(A) of the listing standards for Amex. Five audit committee meetings were held during fiscal year 2004.

         The audit committee operates pursuant to a charter approved by our board of directors and audit committee, according to the rules and regulations of the Securities and Exchange Commission ("Commission") and Amex. The committee's principal functions are to monitor our financial reporting process and internal control system, review and appraise the audit efforts of our independent auditors and provide an open avenue of communication among our independent accountants, financial and senior management and our board of directors. A copy of the charter was filed as Appendix A to our definitive proxy statement for our 2004 annual stockholders' meeting.

     COMPENSATION COMMITTEE

         Our compensation committee is composed entirely of non-employee directors. From April 2003 to October 28, 2004, the compensation committee was composed of Messrs. Gerard, McConnaughy and Estes, with Mr. McConnaughy serving as the committee chairman.

         Current Amex rules require that compensation of our executive officers be determined, or recommended to our board for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on our board of directors. To ensure our compliance with Amex rules, our board of directors appointed Messrs. McConnaughy, Gerard and Giraudo to our compensation committee effective immediately following our 2004 annual stockholders' meeting on October 28, 2004, with Mr. McConnaughy continuing as committee chairman. Our board of directors has determined that each member of our compensation committee is independent under Section 121(A).

         The compensation committee's primary functions are to administer our stock plans, approve grants of securities under those plans, review forms of compensation to be provided to our officers and employees, and review and make recommendations to our board of directors regarding director compensation. The entire board of directors also may perform these functions with respect to our stock plans. The compensation committee operates pursuant to a charter approved by our board of directors and compensation committee. A copy of the charter was filed as Appendix B to our definitive proxy statement for our 2004 annual stockholders' meeting. The compensation committee took action by unanimous written consent on one occasion during fiscal year 2004.

     NOMINATING AND GOVERNANCE COMMITTEE

         Current Amex rules require that board of director nominations must be either selected, or recommended for the board's selection, by either a nominating committee comprised solely of independent directors or by a majority of our independent directors. Effective as of September 17, 2004, we formed the nominating and governance committee to be composed entirely of non-employee directors who meet Amex independence standards. The committee currently is comprised of Messrs. Gerard and McConnaughy, with Mr. Gerard serving as committee chairman. The nominating and governance committee assists our board of directors with its nominating function and with reviewing and evaluating our compliance with corporate governance requirements as described in the committee's charter referenced below. The committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by our stockholders. Stockholders who desire to recommend candidates for the board for evaluation may do so by contacting us in writing, as described below under the heading "Security Holder Communications with Our Board of Directors," identifying the potential candidate and providing background information. Candidates may also come to the attention of the committee through current board members, professional search firms and other persons. In evaluating potential candidates, the committee will take into account a number of factors, including among others, the following:

     o   independence from management;

     o   whether the candidate has relevant business experience;

     o   judgment, skill, integrity and reputation;

     o   existing commitments to other businesses;

     o   corporate governance background;

     o financial and accounting background, to enable the nominating committee to determine whether the candidate would be suitable for audit committee membership; and

     o   the size and composition of our board.

         The committee operates pursuant to a charter approved by our board of directors and the committee. A copy of the charter was filed as Appendix C to our definitive proxy statement for our 2004 annual stockholders' meeting. The nominating and governance committee took action by unanimous written consent on one occasion during fiscal year 2004. The nominating and governance committee selected all of the director nominees for re-election to our board of directors at our 2005 annual meeting of stockholders. The nomination of Steven E. Hartman for election to our board of directors at our 2005 annual meeting of stockholders followed a request by LLCP in April 2005 to include Mr. Hartman as a designee to our board pursuant to an investor rights agreement referenced under the heading "Certain Relationships and Related Transactions" below.

SECURITY HOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

         Our board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of our board of directors, or the independent directors as a group, any committee of our board of directors or any chair of any such committee, by mail or electronically. To communicate with our board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to our board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at 2727 East Vernon Avenue, Vernon, California 90058. To communicate with any of our directors electronically, security holders should send an e-mail "c/o Secretary," at info@overhillfarms.com.

         All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our board of directors will be forwarded promptly to the addressee. In the case of communications to our board of directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our 2004 annual stockholders' meeting, we had nine directors, eight of whom were in attendance at our 2004 annual stockholders' meeting.

DIRECTORS' COMPENSATION

         Non-employee directors are entitled to compensation in the amount of $2,500 per month in consideration for their service on our board of directors. However, Steven E. Hartman, a non-employee director, has waived the monthly compensation. Non-employee directors are also reimbursed for expenses incurred in attending board of directors and committee meetings. We may also periodically award options to our directors under our 2002 Employee Stock Option Plan, 2005 Stock Plan as described in the discussion of proposal 2, or otherwise. During fiscal year 2003, we granted options to purchase an aggregate of 672,000 shares of our common stock to our directors and executive officers under our 2002 Employee Stock Option Plan. Each of the options was a fully-vested five-year option that had an exercise price equal to the fair market value of a share of our common stock on the date of grant. As described in the discussion of proposal 2, during fiscal year 2005, we granted options to purchase an aggregate of 482,000 shares of our common stock to our directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the regulations thereunder, require the directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities ("reporting persons") to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities and to furnish us with copies of all reports that they file. John L. Steinbrun, Senior Vice President, Chief Financial Officer and director, filed a late Form 3 reporting the fact that he had become a reporting person when he was appointed Chief Financial Officer. Mr. Steinbrun also filed a late Form 4 to report six transactions that were reportable on two separate Form 4s; director Harold Estes filed two late Form 4s to report twelve transactions that were reportable on seven separate Form 4s; and directors John E. McConnaughy and Geoffrey A. Gerard each filed one late Form 4 to report one transaction. Directors Alexander Auerbach, Louis J. Giraudo, and Alexander Rodetis, Jr. each filed one late Form 3 reporting the fact that they had become reporting persons when they were appointed to our board of directors.

CODES OF CONDUCT AND ETHICS

         Amex rules that were approved by the Commission on December 1, 2003 required, among other things, that we adopt one or more codes of conduct and ethics no later than six months after that date. The codes of conduct and ethics must be applicable to all of our directors, officers and employees, meet the definition of a "code of ethics" as set forth in Item 406(b) of Regulation S-K of the Commission and otherwise comply with Amex rules.

         We have adopted codes of conduct and ethics that meet the Amex and Commission requirements. We will provide a copy of the codes of conduct and ethics to any person without charge, upon written request to Overhill Farms, Inc., Attention: Investor Relations, 2727 East Vernon Avenue, Vernon, California 90058.

PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies in the S&P 500 Index and of Armanino Foods of Distinction, Inc., Gardenburger, Inc. and Monterey Gourmet Foods, Inc. (collectively, the "Peer Group"), assuming reinvestment of dividends for the period beginning November 1, 2002 (the day upon which our common stock began trading publicly) and ending September 24, 2004 (the last trading day of fiscal year 2004). This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on October 31, 2002.



                     COMPARISON OF CUMULATIVE TOTAL RETURN


                                  [graph here]

EXECUTIVE COMPENSATION

         The following table sets forth for fiscal years 2004, 2003 and 2002 compensation awarded or paid to Mr. James Rudis, our Chairman, Chief Executive Officer and President, and Mr. William E. Shatley, our then Senior Vice President and Treasurer, for services rendered to TreeCon Resources and its subsidiaries (including Overhill Farms, Inc.). Mr. Rudis and Mr. Shatley are the only individuals who served as executive officers of TreeCon Resources during the fiscal years presented below who also served as Overhill Farms, Inc. executive officers. The compensation described in this table for Mr. Rudis and Mr. Shatley was paid by TreeCon Resources and/or Overhill Farms.

         The following table also sets forth for fiscal years 2004, 2003 and 2002 compensation awarded to Mr. John L. Steinbrun, our Senior Vice President and Chief Financial Officer, and Mr. Richard A. Horvath, our Senior Vice President and Secretary, for services rendered to Overhill Farms, Inc. Mr. Rudis, Mr. Shatley, Mr. Steinbrun and Mr. Horvath are also referred to in this section as "named executive officers." Other than as indicated in the table below, none of our executive officers received salary plus bonus in excess of $100,000 for fiscal year 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                  ANNUAL COMPENSATION                   AWARDS
                                                                         OTHER         SECURITIES
       NAME AND                                                         ANNUAL         UNDERLYING       ALL OTHER
  PRINCIPAL POSITIONS           YEAR         SALARY          BONUS    COMPENSATION      OPTIONS       COMPENSATION
  -------------------           ----         ------          -----    ------------      -------       ------------
                                                                          (1)            (6)

James Rudis,                    2004        $283,449           --            --              --           $10,143 (7)
  Chief Executive Officer       2003        $239,806           --            --          300,000          $ 9,384 (7)
  and President                 2002        $239,530           --            --              --           $ 8,839 (7)

John L. Steinbrun,              2004        $254,796           --            --              --                --
  Senior Vice President         2003        $115,234 (2)       --            --           50,000               --
  and Chief Financial           2002           --              --            --              --                --
  Officer

Richard A. Horvath,             2004        $147,192           --            --              --                --
  Senior Vice President,        2003        $147,200 (3)       --            --           20,000               --
  Secretary and Former          2002        $147,200           --            --              --                --
  Chief Financial Officer

William E. Shatley,             2004        $193,825 (4)       --            --              --                --
  Former Senior Vice            2003        $177,125 (4)       --            --          150,000               --
  President and Former          2002        $176,700 (5)       --            --              --                --
  Treasurer
------------

(1) The named executive officers each received certain perquisites and other personal benefits from Overhill Farms and/or TreeCon Resources during fiscal years 2004, 2003 and 2002. These perquisites and other personal benefits, however, did not equal or exceed 10% of the named executive officers' salary and bonus during fiscal years 2004, 2003 or 2002.

(2)    Mr. Steinbrun's employment with our company commenced April 1, 2003.

(3)    Mr. Horvath served as our Chief Financial Officer until March 31, 2003.

(4) Includes salary for which payment has been deferred as discussed below. Mr. Shatley served as our Senior Vice President and Treasurer until October 31, 2004. Includes $14,000 paid by TreeCon Resources in fiscal year 2003.

(5)    Paid by TreeCon Resources.

(6)    Stock options granted during fiscal year 2003.

(7) Represents premium paid for term life insurance for the benefit of Mr. Rudis' spouse.

                        OPTION GRANTS IN LAST FISCAL YEAR

         None.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

         The following table provides information regarding the number of shares of common stock underlying options held by the named executive officers at September 26, 2004. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option. No options were exercised by the named executive officers during fiscal year 2004, and only Mr. Steinbrun's options were in-the-money at September 26, 2004.

                                                              NUMBER OF
                                                        SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS AT             IN-THE-MONEY OPTIONS AT
                          SHARES                         SEPTEMBER 26, 2004               SEPTEMBER 26, 2004 (1)
                         ACQUIRED       VALUE       -----------------------------      ------------------------------
NAME                    ON EXERCISE   REALIZED      EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                    -----------   --------      -----------     -------------      -----------      -------------
James Rudis............      --            --          300,000             --                 --               --
John L. Steinbrun......      --            --           50,000             --           $ 27,000               --
Richard A. Horvath.....      --            --           20,000             --                 --               --
William E. Shatley.....      --            --          150,000             --                 --               --
------------

 (1) Based on the last reported sale price of our common stock of $1.24 on September 24, 2004 (the last trading day during fiscal year 2004) as reported by the American Stock Exchange, minus the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         We are a party to employment agreements with James Rudis, our Chief Executive Officer and President and John L. Steinbrun, our Senior Vice President and Chief Financial Officer. We do not maintain employment agreements with any of our other personnel.

     JAMES RUDIS EMPLOYMENT AGREEMENT

         Mr. Rudis' employment agreement, as amended, runs through October 31, 2006 and extends from year to year thereafter unless terminated by Mr. Rudis or by us upon giving to Mr. Rudis minimum notice of at least 90 days prior to the expiration of the initial term or the anniversary or renewal date of the beginning of the next annual extension period. The agreement, as amended, provides that Mr. Rudis' base salary is $275,000 per year, and we will review his compensation annually and may increase it in a percentage not less than that of the annual increase in the cost of living. The employment agreement contains a covenant by Mr. Rudis not to compete with us during the term of his employment and for a period of one year thereafter. We have agreed to provide at our expense a $1 million life insurance policy on Mr. Rudis' life, payable to a beneficiary of his choice, and to pay to him up to $800 per month for an automobile lease and to reimburse him for all operating expenses relating to the leased automobile. On February 1, 2005, Mr. Rudis was granted an option to purchase up to 100,000 shares of common stock at per share exercise prices ranging from $1.47 to $2.50 as described in proposal 2.

         The employment agreement also provides that if Mr. Rudis is terminated by reason of his death or disability, he or his estate is entitled to receive:

         o his base salary, bonuses earned and reimbursement for business expenses, all through date of termination;

         o all rights to which he or his estate is entitled under our life insurance policy; and

         o all amounts to which he is entitled under any profit sharing plan.

         If Mr. Rudis voluntarily resigns prior to the end of the term, he will not be entitled to receive any bonus payments.

         If Mr. Rudis is terminated for cause, he will not be entitled to receive any reimbursement of business expenses. If he is terminated other than for cause, he will also be entitled to receive his salary for the remainder of the term of the agreement, monthly payments for one year equal to the monthly premium required to maintain his life and health insurance benefits pursuant to COBRA under our group insurance plan, to have all indebtedness by him to us forgiven and to use the car provided to him in his employment agreement for one year following the date of termination.

     JOHN L. STEINBRUN EMPLOYMENT AGREEMENT

         Mr. Steinbrun's employment agreement, as amended, runs through April 30, 2005, and provides Mr. Steinbrun with a base salary of $250,000 and a discretionary bonus based on performance, as determined by our board of directors. Mr. Steinbrun was granted an immediately vested and exercisable five-year option to purchase up to 50,000 shares of common stock at an exercise price of $0.70 per share under our 2002 Employee Stock Option Plan. On February 1, 2005, Mr. Steinbrun was granted an option to purchase up to 200,000 shares of common stock at per share exercise prices ranging from $1.47 to $2.50 as described in proposal 2. We may elect to terminate Mr. Steinbrun's employment without cause prior to the expiration of the term through prior written notice, provided that we pay to Mr. Steinbrun upon termination the entire balance of the salary that he otherwise would have earned during the remainder of the term.

         Mr. Steinbrun is entitled to an automobile allowance of $600 per month. Upon termination of his employment, he will be entitled to receive all accrued compensation as of the date of termination, accrued but unused vacation and sick leave pay, any reimbursement owed to him for reasonable and necessary business expenses previously incurred and all amounts vested as of the date of termination pursuant to any company profit sharing plan.

         Upon expiration of Mr. Steinbrun's employment agreement on April 30, 2005, we anticipate that Mr. Steinbrun's employment with us will continue at-will under substantially the same terms as his current employment agreement until formal action is taken by the compensation committee and the board of directors.

     WILLIAM E. SHATLEY EMPLOYMENT AGREEMENT

         Mr. Shatley's employment agreement, which included a covenant not to compete with us during the term of his employment and for a period of one year thereafter, expired on October 31, 2004. Effective as of May 1, 2003, we restructured the payment of Mr. Shatley's salary. Pursuant to the terms of his employment agreement, he was then entitled to a monthly salary of $15,000. We agreed with Mr. Shatley that his salary would be paid at the monthly rate of $7,500 through the term of his employment agreement, and the remaining balance of the $15,000 monthly salary would be paid in four quarterly installments, the first of which was payable upon the expiration of the employment agreement. We agreed with Mr. Shatley, as of October 31, 2004, not to renew his employment agreement. The deferred amounts, together with all other unpaid obligations to him, were paid to Mr. Shatley in April 2005. Effective April 18, 2005, we engaged Mr. Shatley to provide us with consulting services on Commission-related matters.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         From April 2003 to October 28, 2004, our compensation committee was composed of Messrs. Gerard, McConnaughy and Estes. Effective immediately following our 2004 annual stockholders' meeting on October 28, 2004, our compensation committee has been composed of Messrs. Gerard, McConnaughy and Giraudo.

         No director who was a member of the compensation committee during fiscal year 2004 was an officer or employee of our company during fiscal year 2004, was formerly an officer of our company or our former subsidiary, or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K under the Securities Act of 1933 ("Securities Act"), except that Mr. Estes is the president of Texas Timberjack, Inc., a wholly-owned subsidiary of TreeCon Resources, our former parent. None of our executive officers serves as a member of a compensation committee of another corporation (or other board committee of such company performing similar functions or, in the absence of any such committee, the entire board of directors of such corporation), one of whose executive officers serves on our compensation committee. None of our executive officers serves as a director of another corporation, one of whose executive officers served on our compensation committee. None of our executive officers serves as a member of a compensation committee of another corporation (or other board committee of such corporation performing similar functions or, in the absence of any such committee, the entire board of directors), one of whose executive officers serves as one of our directors.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     COMPENSATION GOVERNANCE

         Overhill Farms' compensation committee is responsible for reviewing and making recommendations to the company's board of directors regarding compensation policy for the company's executive officers and also has the authority to approve grants under the company's stock plans.

     COMPENSATION PHILOSOPHY

         Overhill Farms' compensation programs for its executive officers are intended to reflect the company's performance and the value created for its stockholders. In addition, the compensation programs are intended to support the company's short-term and long-term strategic goals and values and reward individual contributions to the company's success. Overhill Farms is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to these individuals.

         The compensation committee's policy is to provide Overhill Farms' executive officers with compensation opportunities that are based upon the company's financial performance and the executive officers' contribution to that performance. In light of the competitiveness to retain qualified executive officers, the compensation committee also takes into consideration whether the compensation offered to the company's executive officers is competitive enough to attract and retain highly skilled individuals.

         Overhill Farms also offers alternative sources of compensation, such as stock options, to its executive officers. Options provide executive officers with the opportunity to buy and maintain an equity interest in the company and to share in the appreciation of the value of the company's common stock. In addition, if a participant were to leave prior to the exercise of the participant's options, the unexercised options would be forfeited after the expiration of the period specified in the options. This makes it more difficult for competitors to recruit key employees away from the company. Overhill Farms believes that option grants afford a desirable long-term compensation method because they closely align the interests of management and other employees of the company with stockholder value and motivate officers to improve the company's long-term stock market performance.

         Section 162(m) of the Internal Revenue Code places a limit on the amount of compensation that may be deducted in any year with respect to each of Overhill Farms' named executive officers. It is the company's policy that, to the extent possible, compensation will be structured so that the federal income tax deduction limitations will not be exceeded.

     EXECUTIVE COMPENSATION FOR FISCAL YEAR 2004

         Overhill Farms considers individual experience, responsibilities and tenure when determining base salaries. In addition, the company analyzes qualitative and quantitative factors when awarding incentive compensation, such as the company's achievements and financial performance compared to pre-established performance goals.

         During fiscal year 2004, Overhill Farms amended its employment arrangements with its Chief Executive Officer and President and with its Chief Financial Officer. The amendments were undertaken in conjunction with the restructuring of Overhill Farms' financing arrangements with LLCP and PSI, as described under the heading "Certain Relationships and Related Transactions" in the proxy statement of which this report is a part.

         Overhill Farms' employment contract with Mr. Rudis, its Chief Executive Officer and President, was amended on October 30, 2003. The amendment provided, among other things, for an increase in his annual compensation to $275,000 from $230,000 to fairly recognize his unique leadership skills and management responsibilities. This amendment also provided that the term of Mr. Rudis' employment agreement be extended to end on October 31, 2006 and to extend from year to year thereafter unless terminated by Mr. Rudis or by the company upon giving minimum notice to Mr. Rudis of at least 90 days prior to the expiration of the initial term or the anniversary or renewal date of the beginning of the next annual extension period.

         Effective as of November 1, 2003, Overhill Farms amended its employment agreement with Mr. Steinbrun to provide for an increase in his annual compensation to $250,000 from $225,000 to adequately compensate him for his performance and responsibilities. Mr. Steinbrun's employment contract was also extended through April 30, 2005.

         In determining Mr. Rudis' and Mr. Steinbrun's incentive compensation, Overhill Farms evaluated each executive officer based on the company's overall performance, progress on strategic objectives and each individual's contribution to that performance.

         During fiscal year 2004, Overhill Farms improved its financial performance compared to fiscal year 2003, with year-over-year increases in gross profit of 20%, operating income of 238% and net income of 67%. Overhill Farms also strengthened its balance sheet and improved its capital and liquidity positions and reduced its interest expense with the refinancing of the company's debt as described under the heading "Certain Relationships and Related Transactions" in the proxy statement of which this report is a part.

         Overhill Farms determines incentive compensation based upon a subjective process, considering all of the factors above. These factors were not, however, the sole items considered. Overhill Farms desired to grant incentive equity compensation to Mr. Rudis and Mr. Steinbrun during fiscal year 2004. However, the company determined that the remaining options authorized and available for issuance under the company's 2002 Employee Stock Option Plan were not sufficient to adequately reward Mr. Rudis and Mr. Steinbrun in recognition of their achievements. Accordingly, option grants were not made during fiscal year 2004.

     CONCLUSION

         Overhill Farms' policy is not to disclose target levels with respect to specific quantitative or qualitative performance-related factors or factors considered to involve confidential business information, because their disclosure would have an adverse effect on our company.

         Attracting and retaining talented and motivated management and employees is essential to create long-term stockholder value. Offering a competitive, performance-based compensation program with an equity component helps to achieve this objective by aligning the interests of executive officers and other key employees with those of stockholders. We believe that Overhill Farms' fiscal year 2004 compensation program met these objectives.

                                           COMPENSATION COMMITTEE:

                                           John E. McConnaughy, Jr., Chairman
                                           Geoffrey A. Gerard
                                           Louis J. Giraudo

BOARD AUDIT COMMITTEE REPORT

         The audit committee of our board of directors reviewed and discussed with the independent registered public accounting firm all matters required by standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed our audited financial statements, both with and without management present. In addition, the audit committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based upon the audit committee's review and discussions with management and the independent registered public accounting firm, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for fiscal year 2004, for filing with the Commission. The audit committee also appointed the independent registered public accounting firm.

                                           AUDIT COMMITTEE:

                                           John E. McConnaughy, Jr., Chairman
                                           Geoffrey A. Gerard
                                           Alexander Rodetis, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the close of business on April 18, 2005, the record date, a total of 14,805,556 shares of our common stock and 23.57 shares of our Series A Convertible Preferred Stock (currently convertible into 283,076 shares of our common stock) were outstanding. The following table sets forth certain information as of that date regarding the beneficial ownership of our voting stock by:

         o        each of our directors and director nominees;

         o each of our current executive officers named in the summary compensation table;

         o all of our directors, director nominees and executive officers as a group; and

         o each person known by us to beneficially own more than 5% of the outstanding shares of any class of our voting stock as of the date of the table.

         Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Commission and generally includes voting or investment power with respect to securities. Except as indicated below, we believe each holder possesses sole voting and investment power with respect to all of the shares of voting stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants or underlying convertible notes or convertible preferred stock held by that holder that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

         The inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership. Except as indicated below, the address for each named beneficial owner is the same as ours.

                                                                   BENEFICIAL OWNERSHIP OF VOTING STOCK
                                                       -----------------------------------------------------------
                                                                                      NUMBER       PERCENTAGE OF
      NAME OF BENEFICIAL OWNER                             TITLE OF CLASS            OF SHARES            CLASS
--------------------------------------                 --------------------       --------------   ---------------
Levine Leichtman Capital Partners II, L.P........             Common                5,688,022(1)         37.7%
                                                       Series A Convertible
                                                            Preferred                   23.57(1)        100.0%
Harold Estes.....................................             Common                2,156,650(2)         14.5%
James Rudis......................................             Common                  578,950(3)          3.8%
John L. Steinbrun................................             Common                  519,900(4)          3.5%
John E. McConnaughy, Jr..........................             Common                   64,200(5)          *
Geoffrey A. Gerard...............................             Common                   52,000(6)          *
Richard A. Horvath...............................             Common                   25,750(7)          *
Alexander Auerbach...............................             Common                    5,000(8)          *
Louis J. Giraudo.................................             Common                      -- (9)         --
Alexander Rodetis, Jr............................             Common                      --(10)         --
Steven E. Hartman................................             Common                      --(11)         --
All directors, director nominees and executive
  officers as a group (10 persons)...............             Common               3,402,450(12)        22.2%
------------

*    Less than 1.0%.

(1) Includes 200 shares of common stock underlying two warrants and 283,076 shares of common stock underlying 23.57 shares of Series A Convertible Preferred Stock held by Levine Leichtman Capital Partners II, L.P. ("LLCP"). Excludes 83,641 shares of common stock that will be issued if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 83,641 shares had been outstanding as of the date of this table, LLCP would have beneficially owned 38.0% of our outstanding common stock. LLCP California Equity Partners II, L.P., a California limited partnership ("LLCP California"), is the sole general partner of LLCP. Levine Leichtman Capital Partners, Inc., a California corporation ("LLCP Inc."), is the sole general partner of LLCP California. Arthur E. Levine is a director, the president and a shareholder of LLCP Inc. Lauren B. Leichtman is a director, the chief executive officer and a shareholder of LLCP Inc. The address of each of LLCP, LLCP California, LLCP Inc., Mr. Levine and Ms. Leichtman is c/o Levine Leichtman Capital Partners II, L.P., 335 North Maple Drive, Suite 240, Beverly Hills, California 90210.

(2) Mr. Estes' address is 6004 South US Highway 59, Lufkin, Texas 75901. Includes 50,000 shares of common stock underlying options. Excludes 25,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 25,000 options had been included in this table, Mr. Estes would have beneficially owned 14.6% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(3) Includes 300,000 shares of common stock underlying options. Excludes 100,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 100,000 options had been included in this table, Mr. Rudis would have beneficially owned 4.5% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(4) Includes 50,000 shares of common stock underlying options. Excludes 200,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 200,000 options had been included in this table, Mr. Steinbrun would have beneficially owned 4.8% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(5) Includes 50,000 shares of common stock underlying options. Excludes 25,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 25,000 options had been included in this table, Mr. McConnaughy would have beneficially owned less than 1.0% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(6) Represents shares of common stock underlying options. Excludes 25,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 25,000 options had been included in this table, Mr. Gerard would have beneficially owned less than 1.0% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(7) Includes 20,000 shares of common stock underlying options. Excludes 7,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 7,000 options had been included in this table, Mr. Horvath would have beneficially owned less than 1.0% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(8) Excludes 25,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 25,000 options had been included in this table, Mr. Auerbach would have beneficially owned less than 1.0% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(9) Excludes 25,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 25,000 options had been included in this table, Mr. Giraudo would have beneficially owned less than 1.0% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(10) Excludes 25,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 25,000 options had been included in this table, Mr. Rodetis would have beneficially owned less than 1.0% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

(11) Mr. Hartman is an officer of LLCP Inc., an affiliate of LLCP. His address is the same as LLCP's and is set forth in footnote (1) above.

(12) Excludes 457,000 shares of common stock underlying options that will vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting. If those 457,000 options had been included in this table, all directors, director nominees and executive officers as a group would have beneficially owned 24.3% of our outstanding common stock, assuming the issuance of 83,641 shares of common stock to LLCP as described in proposal 2 had occurred.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our then existing equity compensation plans as of September 26, 2004.

                                                                                              NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                       NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                       BE ISSUED UPON EXERCISE        EXERCISE PRICE       EQUITY COMPENSATION PLANS
                                           OF OUTSTANDING        OF OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                          OPTIONS, WARRANTS              WARRANTS                  REFLECTED
     PLAN CATEGORY                           AND RIGHTS                 AND RIGHTS               IN COLUMN (a))
-----------------------------------    ------------------------  -----------------------   --------------------------
                                                 (a)                       (b)                        (c)
Equity compensation plans
  approved by security holders                 672,000(1)                  $1.28                    128,000(2)
Equity compensation plans not
  approved by security holders                      --                        --                         --

     Total                                     672,000                     $1.28                    128,000
--------------


(1) Represents shares of common stock underlying options granted under our 2002 Employee Stock Option Plan.

(2) Represents shares of common stock authorized for issuance under our 2002 Employee Stock Option Plan, which plan was adopted by our board of directors and then majority stockholder on September 25, 2002, to be effective as of October 29, 2002. Our 2002 Employee Stock Option Plan provides that if, at any time while that plan is in effect or unexercised options granted under that plan are outstanding, there is an increase or decrease in the number of issued and outstanding shares of common stock of our company through the declaration of a stock dividend or through a recapitalization that results in a stock split, combination or exchange of shares, then appropriate adjustment shall be made in the maximum number of shares authorized for issuance under that plan so that the same proportion of our issued and outstanding shares of common stock will continue to be subject to being optioned under that plan and appropriate adjustment will be made in the number of shares and the exercise price per share then subject to outstanding options so that the same proportion of our issued and outstanding shares will remain subject to purchase at the same aggregate exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with the October 2002 spin-off, TreeCon Resources transferred to us two promissory notes in the principal amounts of $207,375 and $184,875, made by Mr. Rudis and Mr. Shatley, respectively. These notes became due and payable on September 24, 2003 and are collateralized solely by the common stock of TreeCon Resources. Based on our assessment of the collectibility of these notes, including the value of the subject collateral, we assigned no value to the notes upon their receipt, and the notes continued to have no recorded value at September 26, 2004.

         As of September 26, 2004, our indebtedness to significant lenders consisted primarily of a secured senior subordinated note payable to LLCP in the principal amount of $28.9 million and two notes payable to Pleasant Street Investors, LLC ("PSI"), consisting of senior Term A Loan in the principal amount of $17.8 million and senior Term B Loan in the principal amount of $4.3 million. The refinancing arrangements we entered into in October 2003 with each of LLCP and PSI are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" in Part II, Item 7 of our annual report on Form 10-K for the fiscal year ended September 26, 2004.

         On October 6, 2004, we executed fourth amendments to the existing financing arrangements with PSI and LLCP, respectively, to amend the financial covenants and various other provisions. Effective September 26, 2004, the new amendments to the securities purchase agreement with LLCP and the loan and securities agreement with PSI eliminated, for the first and second quarters of fiscal year 2005, the potential for a 2% increase in interest rates like the increase that occurred on June 7, 2004, and reduced the base rate on the senior Term B Loan from 12% to LIBOR plus 7.5%. In exchange, we agreed to increase our payment of principal on the senior Term B Loan from $69,445 per month to specified monthly amounts ranging from $254,445 to $274,445. Prior to this amendment, the senior Term B Loan was to have a balance of $2.5 million due at maturity of the loan on October 31, 2006. Under this amendment, the senior Term B Loan will be entirely paid off by January 31, 2006. The increase in cash required for principal repayment is offset, in part, by savings from the reduction in interest rates.

         To counteract the dilutive effect of the 2005 Stock Plan described in proposal 2, we agreed to issue to LLCP 83,641 fully paid and non-assessable shares of common stock subject to the terms specified in the letter agreement dated February 24, 2005 between LLCP and us ("LLCP Letter Agreement"). The LLCP Letter Agreement also provides restrictions on the purchase price or exercise price of the shares of our common stock that may be issued pursuant to awards under the 2005 Stock Plan, as described in proposal 2 under the heading "Option and SPR Terms." As described in proposal 2 under the heading "Interests of Related Parties," LLCP agreed in the LLCP Letter Agreement to vote all shares of our voting capital stock beneficially owned by LLCP in favor of approval of proposal 2.

         In conjunction with the October 31, 2003 refinancing, we, James Rudis and LLCP amended the investor rights agreement among us pursuant to which we granted to LLCP the right to designate for nomination and election up to three members of our board of directors, together with the right to fill the next available vacancy created on the board of directors after October 31, 2003, which could result in LLCP having up to four LLCP representatives on the board at any time. Pursuant to such rights, in April 2005 LLCP designated Steven E. Hartman to serve on our board, and Mr. Hartman has been nominated for election at our 2005 annual meeting of stockholders. Mr. Hartman is an officer of an affiliate of LLCP. Mr. Rudis is obligated to vote his shares of our common stock in favor of LLCP's nominees, if any. In addition, among other things, the parties extended to January 2006 the time period during which annual consulting fees of $180,000 will be payable to LLCP. LLCP has co-sale rights with respect to shares of our common stock owned by Mr. Rudis and has a right of first refusal to purchase its pro rata share of certain issuances of our capital stock. The investor rights agreement contains certain restrictions regarding our ability to grant options to our directors, executive officers, consultants and key employees and to amend any existing stock option plans or adopt or approve any new stock option or stock purchase plans. LLCP has the right to pursue remedies against us and/or Mr. Rudis and we will have the right to terminate Mr. Rudis for "cause", if there is a breach of Mr. Rudis' liabilities and obligations under the agreement. Mr. Rudis was obligated to resign, and did timely resign, from all of his positions at TreeCon Resources, Inc., our former parent, no later than December 31, 2003.

         On October 31, 2003, we and LLCP also terminated our equity repurchase option agreement under which, among other things, we had the right, under certain conditions, to repurchase from LLCP, in whole but not in part, all shares of our common stock owned by LLCP or issuable to LLCP upon the exercise of warrants or conversion of preferred stock. In addition, we entered into amended employment arrangements with Mr. Rudis and Mr. Steinbrun pursuant to which salaries were adjusted and the terms of the agreements extended. Also, LLCP and PSI amended their intercreditor and subordination agreement with respect to the indebtedness, liabilities and obligations owed by us to each.

         In connection with our financing arrangements with LLCP, in October 2002 we entered into an amended and restated registration rights agreement with LLCP, as the holder of the warrant we issued to it, whereby we agreed to register under the Securities Act of 1933 shares of our common stock it holds or acquires, which includes shares of our common stock it acquires upon exercise of its warrants to purchase our common stock, conversion of its shares of our Series A Convertible Preferred Stock and any other acquisition of our common stock. In addition, we agreed under certain circumstances, upon the request of the holder, to include its shares of our common stock in a securities registration that we undertake on our behalf or on behalf of others.

         Effective December 15, 2003, we engaged Steinbrun, Hughes and Assoc. ("SHA"), a business and financial consulting firm, to search for candidates to place in either vacant or newly created positions within our company and to provide consultants to temporarily fill vacant positions. Mr. Steinbrun, who is one of our directors and executive officers, is a stockholder, director and officer of SHA. We paid SHA $89,265 for services rendered under this agreement through September 26, 2004. These fees totaled more than 5% of SHA's gross revenues for its fiscal year ended December 31, 2003. We paid to SHA $11,960 for services rendered under this agreement from September 27, 2004 through April 18, 2005.

         In February 2004, we engaged Alexander Auerbach & Co., Inc. ("AAPR") to provide us with public relations and marketing services. AAPR provides public relations, media relations and communications marketing services to support our sales activities. Alexander Auerbach, who is a director of our company, is a stockholder, director and officer of AAPR. We paid to AAPR $30,148 for services rendered under this engagement through September 26, 2004. These fees totaled more than 5% of AAPR's gross revenues for its fiscal year ended January 31, 2004. We paid to AAPR $23,896 for services rendered under this engagement from September 27, 2004 through April 18, 2005.

         Effective April 18, 2005, we engaged Mr. Shatley to provide us with consulting services on Commission-related matters.

         We are or have been a party to employment arrangements with related parties, as more particularly described above under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." We compensate our directors as described above under the heading "Directors' Compensation."

         The interest of the particular director, executive officer or security holder in each matter described above was disclosed to our board of directors before our board of directors approved the matter.

PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

         We anticipate that a representative of Ernst & Young LLP, our principal independent registered public accounting firm for fiscal year 2004 and our current fiscal year, will be present at our 2005 annual stockholders' meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for fiscal years 2004 and 2003 and fees billed for other services rendered by Ernst & Young LLP:

                                                 2004              2003
                                           ----------------   -----------------

        Audit Fees.....................         $307,000           $312,500
        Audit-Related Fees.............                -             18,000
        Tax Fees.......................           56,500             26,620
        All Other Fees.................                -                  -
                                           ----------------   -----------------
                                                $363,500           $357,120
                                           ================   =================


         Fees for audit services include fees associated with the annual audit and the reviews of our quarterly reports on Form 10-Q. Audit-related fees principally included payments for our registration statement on Form 10. Tax fees included tax compliance, tax advice and tax planning services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Our audit committee's policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our principal independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the audit committee prior to the completion of the audit. No services were provided by Ernst & Young LLP pursuant to this exception.

                                   PROPOSAL 2
                    RATIFICATION AND APPROVAL OF ADOPTION OF
                                 2005 STOCK PLAN

GENERAL

         Our board of directors adopted the 2005 Stock Plan on February 1, 2005, subject to stockholder and other approvals. The Plan is intended as an incentive to attract and retain qualified and competent employees, consultants, advisors and directors for us and our subsidiaries, upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership in our company by such persons through incentive stock options ("ISOs"), non-qualified stock options ("NQOs") and stock purchase rights ("SPRs"). As of April 18, 2005, approximately thirteen employees, one consultant and seven non-employee directors were eligible to participate in the Plan.

         As described below under the heading "Interests of Related Parties," LLCP has agreed to vote to approve the adoption of the Plan, and two of our directors who each beneficially own a significant number of shares of our outstanding common stock have each indicated their intentions to vote in favor of proposal 2. As of the record date, these parties owned in the aggregate 53% of our outstanding common stock. Accordingly, we expect that proposal 2 will be approved. However, if our stockholders do not ratify and approve the adoption of the Plan under this proposal 2 or if Amex does not approve the listing of the underlying shares of our common stock, then the Plan will be of no effect, any options or SPRs contingently granted thereunder will become null and void, and no further options or SPRs shall be granted thereunder. In that event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

SHARES SUBJECT TO THE PLAN

         We have reserved 550,000 shares of our common stock for issuance under the Plan. A copy of the Plan is attached as Appendix A to this proxy statement and is described below. On February 1, 2005, options to purchase up to 539,000 shares of our common stock at exercise prices per share ranging from $1.47 to $2.50 were granted subject to stockholder approval, stock exchange listing approval, and approval by LLCP, a principal stockholder of OFI, pursuant to
Section 5.2 of the existing investor rights agreement among OFI, LLCP and James Rudis. If any option or SPR granted under the Plan terminates, expires, or is canceled or surrendered as to any shares of common stock, or if shares of common stock are repurchased by us pursuant to repurchase rights associated with a SPR, new options or SPRs may thereafter be granted covering such shares of our common stock. On February 1, 2005, the closing sale price of a share of our common stock on Amex was $1.47. To counteract the dilutive effect of the Plan, we agreed to issue to LLCP 83,641 fully paid and non-assessable shares of common stock subject to terms specified in the LLCP Letter Agreement as described below under the heading "Interests of Related Parties." The LLCP Letter Agreement also provides restrictions on the purchase price or exercise price of the shares of our common stock that may be issued pursuant to awards under the Plan, as described below under the heading "Option and SPR Terms."

         As soon as practicable following stockholder approval of this proposal, we intend to register the issuance of our securities under the Plan on Form S-8 under the Securities Act.

ADMINISTRATION

         The Plan is administered by the compensation committee of our board of directors or another committee appointed by our board of directors. A disinterested committee appointed by our board of directors and composed of non-employee directors administers the Plan with respect to all persons who are "covered employees" under Section 162(m) of the Internal Revenue Code or are subject to Rule 16b-3 under the Exchange Act, and all members of the board of directors who participate in the Plan. The committee administering the Plan has the discretion and the authority to adopt rules and regulations for carrying out the purposes of the Plan and to make modifications to the Plan to effectuate the intent of the Plan as a result of changes in tax, accounting or securities law treatment of participants in the Plan. It is the intent of the Plan that it be administered in a manner such that option grants and exercises would be "exempt" pursuant to Rule 16b-3 under the Exchange Act. The board of directors may act as the committee at any time or from time to time.

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the board of directors. However, our board of directors may not materially impair any outstanding options or SPRs without the express consent of the optionee or alter any provision of the Plan without compliance with applicable stockholder approval requirements and the consent of LLCP pursuant to the investor rights agreement with LLCP. No option may be granted under the Plan after January 31, 2015.

         The committee is empowered to select those eligible persons to whom options and SPRs shall be granted under the Plan, to determine the time or times at which each option or SPR shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option or SPR, and to fix the time and manner in which each such option or SPR may be exercised, including the exercise price and option period, and other terms and conditions of such options or SPRs, all subject to the terms and conditions of the Plan and applicable law. The committee has discretion to interpret and administer the Plan, and its decisions regarding the Plan are final.

         The aggregate fair market value on the date of grant of the common stock for which ISOs are first exercisable by an optionee during any calendar year may not exceed $100,000. Also, no grant of options covering in excess of 300,000 shares of our common stock may be made under the Plan to any one individual in any one year.

         Options and SPRs granted under the Plan may be exercised in whole or in part as specifically set forth in the option agreement, and, except as provided by law, no ISOs may be transferred except by will or by the laws of descent and distribution. The committee may provide in an agreement granting NQOs that the NQOs are transferable and the extent to which the NQOs are transferable.

OPTION AND SPR TERMS

         ISOs granted under the Plan must have an exercise price of not less than 100% of the fair market value of a share of our common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of our total voting securities on the date of grant, the exercise price shall be not less than 110% of the fair market value of a share of our common stock on the date of grant, and the option period may not exceed five years. The exercise price of NQOs will be determined by the committee and may be less than, equal to or greater than the fair market value of our common stock on the date of the grant.

         Notwithstanding the preceding paragraph, the LLCP Letter Agreement provides restrictions on the purchase or exercise price of the 550,000 shares of our common stock that may be issued pursuant to awards under the Plan. Plan awards for not less than 50,000 shares must be issued at a price of not less than $1.50 per share. Plan awards for not less than 50,000 shares must be issued at a price of not less than $2.00 per share. Plan awards for not less than 50,000 shares must be issued at a price of not less than $2.50 per share. The remaining Plan awards must be issued at a price not less than the fair market value per share at the time of issuance of the plan awards.

         Options may be exercised during a period of time fixed by the committee except that no option may be exercised more than ten years after the date of grant. In the discretion of the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash or shares of our common stock or by delivery of a certified or cashier's check or a promissory note, or for other consideration permitted by applicable law.

         An SPR granted under the Plan entitles the holder to purchase a number of shares of our common stock at a stated purchase price, within the time frame and subject to the terms, restrictions and conditions as the committee may determine at the time of grant. An offeree may accept the offer of an SPR by executing a restricted stock purchase agreement in the form determined by the committee. Unless the committee determines otherwise, a restricted stock purchase agreement shall grant us a repurchase option that is exercisable within 90 days of the voluntary or involuntary termination of the recipient's service with us for any reason, including without limitation, death or disability. The purchase price for shares that we repurchase pursuant to a restricted stock purchase agreement shall be the original price paid for the shares by the recipient and may be paid by cancellation of any indebtedness of the recipient to us. The committee shall determine the rate at which our repurchase option lapses.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain federal income tax consequences relating to the Plan. This summary applies to the Plan as normally operated and is not intended to provide or supplement tax advice to eligible plan participants. This summary contains general statements based on United States federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

     NQOs

         Holders of NQOs do not realize income as a result of a grant of the option, but normally realize taxable income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. Upon a disposition of the shares of common stock, any difference between the sale price and the exercise price paid, to the extent not recognized as taxable income as discussed above, is treated as long-term or short-term capital gain or loss, depending on the holding period. We will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

     ISOs

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, then the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. We will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares and subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986 ("Code"), as discussed below.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

     SPRs

         SPRs will generally be taxed in the same manner as NQOs. However, restricted stock is generally purchased upon the exercise of the SPR. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to our right to repurchase the stock upon the optionee's termination of service. At those times, the optionee will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The optionee may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In that event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on that date. The ordinary income recognized by an optionee who is an employee will be subject to tax withholding by us.

     LIMITATIONS ON DEDUCTIBILITY

         Section 162(m) of the Code provides that certain compensation paid by us to our chief executive officer and four other most highly compensated executives in excess of $1,000,000 in any year will not be deductible unless this excess compensation is "performance based" as defined in the Code or is otherwise exempt from the deductibility limitations of Section 162(m). To qualify as "performance-based" within the meaning of Section 162(m), options must be granted with an exercise price of not less than 100% of the fair market value of a share of our common stock on the date of grant, among other requirements. To the extent these requirements are met, compensation attributable to options granted to executive officers under the Plan will qualify as performance-based compensation under Section 162(m). However, in light of the ambiguities in Section 162(m) and uncertainties regarding the ultimate interpretation and application of that section to our option grants, no assurances can be given that compensation paid to an executive officer as a result of option grants under the Plan will in fact be deductible if, when combined with other non-exempt compensation, it exceeds the $1,000,000 limit.

         Compensation attributable to SPRs granted under the Plan will not generally qualify as "performance-based" within the meaning of Section 162(m). As a result, income recognized by executive officers in connection with SPRs will be subject to the limitations on deductibility under Section 162(m).

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by our board of directors, one of the possible effects of the Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of our company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         The Plan provides that if we change our corporate structure or engage in a reorganization, stock split or other adjustment in our shares of common stock, the administrator may adjust the number and class of shares that may be delivered under the Plan and/or the number, class and price of shares covered by each outstanding option or SPR in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         In addition, the Plan provides that if an optionee is eligible to participate in the Plan on the date that a change in control of our company (as defined in Section 2(f) of the Plan) occurs, all of the optionee's options become fully vested and immediately exercisable on the day before the date of the change in control, provided that the immediate vesting would not subject the optionee to excise tax under Section 4999 of the Code. In the opinion of our board of directors, this acceleration provision merely ensures that optionees under the Plan will be able to exercise their options as intended by our board of directors and stockholders prior to any extraordinary corporate transaction that might serve to limit or restrict this right. Our board of directors is, however, presently unaware of any threat of hostile takeover involving our company.

NEW PLAN BENEFITS

         Set forth below is information regarding the number of options that we have granted to date under the Plan, all of which options are subject to stockholder and Amex approvals as described above, are scheduled to vest and become exercisable if proposal 2 is ratified and approved at our 2005 annual stockholders' meeting and expire on February 1, 2015.

                                     NEW PLAN BENEFITS

                                                         NUMBER OF OPTIONS GRANTED     EXERCISE PRICE OF
        NAME AND POSITION                                      UNDER THE PLAN           OPTIONS GRANTED
        -----------------                                      --------------           ---------------

James Rudis, Chief Executive Officer,                               69,136                   $1.47
  President and Director Nominee                                    10,288                   $1.50
                                                                    10,288                   $2.00
                                                                    10,288                   $2.50

John L. Steinbrun, Senior Vice President, Chief                    138,272                   $1.47
  Financial Officer and Director Nominee                            20,576                   $1.50
                                                                    20,576                   $2.00
                                                                    20,576                   $2.50

Richard A. Horvath, Senior Vice President, Secretary
  and Former Chief Financial Officer                                 7,000                   $1.47

William E. Shatley, Former Senior Vice President,                   17,284                   $1.47
  Former Treasurer and Former Director                               2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50

Geoffrey Gerard, Director Nominee                                   17,284                   $1.47
                                                                     2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50

John E. McConnaughy, Jr., Director Nominee                          17,284                   $1.47
                                                                     2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50

Harold Estes, Director Nominee                                      17,284                   $1.47
                                                                     2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50

Alexander Rodetis, Jr., Director Nominee                            17,284                   $1.47
                                                                     2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50

Alexander Auerbach, Director Nominee                                17,284                   $1.47
                                                                     2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50


                                       30

                                                         NUMBER OF OPTIONS GRANTED     EXERCISE PRICE OF
        NAME AND POSITION                                      UNDER THE PLAN           OPTIONS GRANTED
        -----------------                                      --------------           ---------------

Louis J. Giraudo, Director Nominee                                  17,284                   $1.47
                                                                     2,572                   $1.50
                                                                     2,572                   $2.00
                                                                     2,572                   $2.50

All current executive officers, as a group                         214,408                   $1.47
                                                                    30,864                   $1.50
                                                                    30,864                   $2.00
                                                                    30,864                   $2.50

All current directors who are not executive                        103,704                   $1.47
  officers, as a group                                              15,432                   $1.50
                                                                    15,432                   $2.00
                                                                    15,432                   $2.50

Each associate of any executive officer, director or
  nominee for election as a director                                    --                      --

Each other person who has received 5% or more of all
  options that have been granted under the Plan                         --                      --

All employees, including all current officers who
  are not executive officers, as a group                            57,000                   $1.47

         Because awards under the Plan are discretionary, no future awards under the Plan are determinable at this time.

OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION

         Information regarding our other equity compensation plan arrangements that existed as of the end of fiscal year 2004 is included in this proxy statement under the heading "Equity Compensation Plan Information."

INTERESTS OF RELATED PARTIES

         The Plan provides that our employees, consultants, advisors and directors are eligible to receive grants under the Plan. Contingent options to purchase up to an aggregate of 482,000 shares of our common stock under the Plan have been granted to individuals who have been executive officers or directors of our company at any time since the beginning of fiscal year 2004, as listed in the New Plan Benefits table above. The option grants to Messrs. Rudis, Steinbrun and Horvath are in consideration for their services as executive officers of our company. The option grants to Messrs. Shatley, Gerard, McConnaughy, Estes, Rodetis, Auerbach and Giraudo are in consideration for their services as non-employee members of our board of directors. However, if this proposal is not approved by our stockholders or if Amex does not approve the listing of the underlying shares, then these contingent option grants will not become effective and no further option or SPR grants will be made under the Plan.

         As discussed above, if our public stockholders approve proposal 2, our company may be eligible in certain circumstances to receive a tax deduction for certain executive compensation resulting from option grants under our Plan that would otherwise be disallowed under Section 162(m) of the Internal Revenue Code.

         As described above, we have agreed in the LLCP Letter Agreement to issue to LLCP 83,641 shares of common stock as anti-dilution protection if we obtain the required approvals for the adoption of the Plan. LLCP has agreed, if permitted by applicable laws, rules and regulations, to vote all shares of our voting capital stock held by it in favor of approval of the Plan. Messrs. Rudis and Estes each have indicated their separate intentions to vote all shares of our voting capital stock held by them in favor of approval of the Plan. As of the record date, LLCP and Messrs. Rudis and Estes owned in the aggregate approximately 53% of our outstanding common stock. Accordingly, we expect that proposal 2 will be approved.


                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2006 annual stockholders' meeting must be received by us by December 19, 2005 in order to be considered for inclusion in our proxy materials relating to our 2006 annual stockholders' meeting. Such proposals should be addressed to our Secretary and may be included in next year's annual stockholders' meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices in accordance with the advance notice provisions of our bylaws.

         Our bylaws provide that nominations of persons for election to our board of directors may be made by any stockholder of the corporation entitled to vote for the election of directors at a meeting if appropriate written notice of the stockholder's intent to make a nomination is delivered to or mailed and received by our Secretary at our principal executive offices not later than: (1) with respect to an election to be held at an annual stockholders' meeting, 90 days prior to the date one year after the immediately preceding annual meeting of stockholders, or (2) with respect to an election to be held at a special stockholders' meeting, the close of business on the tenth day following the date on which notice of the special meeting is first given to stockholders. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in full compliance with this procedure.

         Our bylaws provide that for all other proposals to be timely, an appropriate stockholder's notice must be received by us at our principal executive offices not less than 20 days nor more than 50 days prior to next year's annual stockholders' meeting, except that if we give less than 30 days' notice or prior public disclosure of the date of the meeting, notice by a stockholder to be timely must be received by us not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or publicly disclosed. If the presiding officer at the annual meeting determines and declares that a stockholder who wishes to bring business before the annual meeting has failed to comply with this notice procedure, then the business proposed by the stockholder shall not be transacted.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. From the time our common stock began trading publicly on November 1, 2002, our common stock has been traded on Amex under the symbol "OFI."


                                  ANNUAL REPORT

         A copy of our annual report on Form 10-K for the fiscal year ended September 26, 2004, as filed with the Commission (exclusive of exhibits), accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

         Additional copies of our annual report (without exhibits) will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written or oral request to Overhill Farms, Inc., Attention: Investor Relations, 2727 East Vernon Avenue, Vernon, California 90058, telephone (323) 582-9977. If exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of our public filings, including our annual report, can be found free of charge on the worldwide web at http://www.sec.gov.


                                  OTHER MATTERS

         In accordance with our bylaws, only business brought before the meeting by or at the direction of our board of directors or by any stockholder who complies with the advance notice procedures set forth in our bylaws may be conducted. As of the date of this proxy statement, our board of directors does not know of any other matter that will be brought before the meeting. However, if any other matter properly comes before the meeting, or any adjournment or postponement of the meeting, the person or persons voting the proxies will vote on that matter in accordance with their best judgment and discretion.

         STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Dated: April 18, 2005

APPENDIX A

                                 2005 STOCK PLAN
                                       OF
                              OVERHILL FARMS, INC.

         SECTION 1. PURPOSE. This 2005 Stock Plan of Overhill Farms, Inc. is intended as an incentive to attract and retain qualified and competent employees, consultants, advisors and directors for the Company and its Subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         SECTION 2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (b) "Beneficial Owner" shall have the meaning provided in the definition of "Change in Control" in this Section 2.

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Business Day" shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of Los Angeles, California are open.

                  (e) "Cause" shall have the meaning set forth in an Optionee's employment or consulting agreement with the Company or a Subsidiary, if any, or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or a Subsidiary, (ii) the Optionee personally receiving a benefit in money, property or services from the Company or a Subsidiary or from another person dealing with the Company or a Subsidiary in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation or embezzlement by the Optionee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than driving under the influence) or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company or a Subsidiary. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

                  (f) "Change in Control" shall mean the occurrence of any of the following:

                           (i) Any "Person" or "Group," as such terms are
                  defined in Section 13(d) of the Act and the rules and regulations promulgated thereunder, other than Levine Leichtman Capital Partners, Inc., Levine Leichtman Capital Partners II, L.P. or any of their affiliates (collectively, "LLCP"), becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, or of any entity resulting from a merger or consolidation involving the Company, representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or such entity.

                           (ii) The individuals who, as of the time immediately
                  following the election of directors at the Company's 2005 Annual Meeting of Stockholders, are members of the Board (the "Existing Directors"), cease, for any reason (other than as a result of a transaction between the Company and LLCP of a type which, if it did not involve LLCP, would be described in subparagraph (i) or (iii) of this definition of "Change in Control"), to constitute more than fifty percent (50%) of the number of authorized directors of the Company as determined in the manner prescribed in the Company's Articles of Incorporation and Bylaws; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided, further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

                           (iii) The consummation of (x) a merger, consolidation
                  or reorganization to which the Company is a party, whether or not the Company is the Person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any Person other than the Company, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in the subparagraph (iii) (singly or collectively, a "Transaction") does not otherwise result in a "Change in Control" pursuant to subparagraph (i) of this definition of "Change in Control"; provided, however, that no such Transaction shall constitute a "Change in Control" under this subparagraph (iii) if (A) the Transaction is between the Company and LLCP or (B) the Persons who were the stockholders of the Company immediately before the consummation of such Transaction are the Beneficial Owners, immediately following the consummation of such Transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause (x) above in this subparagraph (iii) or the Person to whom the assets of the Company are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (y) above in this subparagraph (iii), in substantially the same proportions in which such Beneficial Owners held voting stock in the Company immediately before such Transaction.

         (g) "Commission" shall mean the Securities and Exchange Commission.

         (h) "Committee" shall mean the Compensation Committee of the Board or other committee, if any, appointed by the Board pursuant to Section 14 hereof, and in the absence of any appointment, the Board shall be the Committee.

         (i) "Common Stock" shall mean the Company's common stock, par value $.01 per share.

         (j) "Company" shall mean Overhill Farms, Inc., a Nevada corporation.

         (k) "Consultant" and "Consulting Contract" shall have the meanings provided in the definition of "Eligible Person" in this Section 2.

         (l) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 hereof.

         (m) "Director" shall mean a member of the Board.

         (n) "Disability" shall mean "disability" as defined in Section 22(e)(3) of the Internal Revenue Code.

         (o) "Disinterested Committee" shall have the meaning provided in
Section 14(a) hereof.

         (p) "Eligible Person(s)" shall mean those persons who are (i) under written contract (a "Consulting Contract") with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary and whose Options could be registered on Form S-8 (a "Consultant"), (ii) Employees, or
(iii) Directors.

         (q) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

         (r) "Exercise Price" shall have the meaning provided in Section 5 hereof.

         (s) "Fair Market Value" of a share on a particular date shall be the closing price of the Common Stock, which shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation on the day of determination, (ii) if the Common Stock is quoted on NASDAQ (other than on the National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor
(ii) is applicable, the value determined by any fair and reasonable means prescribed by the Board.

         (t) "Incentive Stock Option" shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (u) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

         (v) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (w) "Option" (when capitalized) shall mean any option granted under this Plan.

         (x) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person.

         (y) "Outside Director" shall mean a Director who qualifies as an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code and as a "non-employee director" under Rule 16b-3.

         (z) "Plan" shall mean this 2005 Stock Plan of Overhill Farms, Inc.

         (aa) "Restricted Stock Purchase Agreement" shall mean the agreement under which a Stock Purchase Right is granted as described in Section 8 hereof.

         (bb) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Act.

         (cc) "Share(s)" shall mean a share or shares of the Common Stock.

         (dd) "Stock Purchase Right" shall mean a right to purchase restricted shares of the Company's stock granted under this Plan as described in Section 8 hereof.

         (ee) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3. SHARES AND OPTIONS.

         (a) The Company may grant to Eligible Persons from time to time Options (including, without limitation, Incentive Stock Options and Stock Purchase Rights) to purchase an aggregate of up to 550,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option or Stock Purchase Right granted under the Plan terminates, expires, or is canceled or surrendered as to any Shares, or if Shares are repurchased by the Company pursuant to repurchase rights associated with a Stock Purchase Right, new Options or Stock Purchase Rights may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are Employees.

         (b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 424 of the Internal Revenue Code) shall not exceed $100,000. Each Option will be designated in the option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee's Incentive Stock Options (granted under all plans of the Company or any parent or Subsidiary) which become exercisable for the first time during any calendar year have a fair market value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this
Section 3(b), Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

         (c) Subject to the provisions of the Plan, the Committee may grant Options to such Eligible Persons as the Committee in its sole discretion determines are eligible to receive such grants in accordance with Section 4 hereof. Notwithstanding any provision herein to the contrary, there shall be no grant of Options exercisable into in excess of 300,000 Shares to any one individual in any one year.

SECTION 4. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected from Eligible Persons. The Committee shall determine which Eligible Persons, other than Directors, shall be granted Options from time to time. The Disinterested Committee shall determine which Directors and which individuals covered by Section 162(m) of the Internal Revenue Code or
         Section 16(b) of the Act shall be Eligible Persons and granted Options from time to time. References to the Committee throughout the remainder of this Section 4 shall mean the Committee or the Disinterested Committee, as appropriate. Notwithstanding any provision to the contrary, an Option shall be void if the Optionee is not an Eligible Person at the time of the grant.

                  (b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Committee shall also determine the number of shares subject to each of the Options and shall authorize and cause the Company to grant Options in accordance with those determinations. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Committee in its sole discretion may delegate to the Chief Executive Officer of the Company any or all of its powers under this Plan with regard to the granting and administration of Options to Eligible Persons, provided that the Disinterested Committee may not delegate its duties with respect to granting Options to, or otherwise with respect to Options granted to, Eligible Persons who are subject to
         Section 16(b) of the Act or Section 162(m) of the Internal Revenue
         Code.

         SECTION 5. EXERCISE PRICE. The exercise price per Share ("Exercise Price") shall be determined by the Committee at the time of grant. Notwithstanding anything contained herein to the contrary but subject to Section 13 hereof, the Exercise Price of any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

         SECTION 6. EXERCISE OF OPTIONS.

                  (a) Each Option shall specify the period over which vesting shall occur; provided, however, that:

                           (i) subject to Section 10(b) hereof, if the Optionee
                  is an Eligible Person on the date that a Change in Control occurs, unless such vesting would subject the Optionee to the excise tax under Section 4999 of the Internal Revenue Code, all Options held by the Optionee shall become fully vested and immediately exercisable on the day before the date of such Change in Control;

                           (ii) if the Optionee ceases to be an Eligible Person
                  by reason of his death or Disability of the Optionee, any Options held by the Optionee shall become fully vested and immediately exercisable on the date such Optionee ceases to be an Eligible Person, and the termination provisions of Section 7 hereof shall apply; and

                           (iii) Unless the Committee provides otherwise,
                  vesting of Options to officers and Directors shall be suspended during any unpaid leave of absence; provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute.

                  (b) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and
         (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income or employment tax withholding requirements.

                  (c) The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

                           (i) cash;

                           (ii) certified or cashier's check payable to the
                  order of the Company; (iii) a promissory note made by the Optionee in favor of the Company;

                           (iv) other Shares (which the Committee may, in its
                  discretion, require to have been held by the Optionee for a specified period of time) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised; or

                           (v) any other consideration and method of payment for
                  the issuance of Shares to the extent permitted by applicable laws.

SECTION 7. TERMINATION OF OPTION PERIOD.

         (a) Unless otherwise provided herein or in any Option or as determined by the Committee upon the occurrence of the stated event, the unvested portion of an Option shall automatically and without notice terminate, and the then exercisable but unexercised portion of an Option shall automatically and without notice terminate and become null and void, after the earliest to occur of the following:

                  (i) six (6) months following the death or Disability of the Optionee;

                  (ii) thirty (30) days following the date on which the Optionee ceases to be an Eligible Person for any reason other than death, Disability, or termination for Cause; or

                  (iii) immediately upon the termination of an Optionee as an Eligible Person for Cause.

In no event, however, shall the periods described in this Section 7(a) extend beyond the exercise period stated on the Option or beyond the expiration of ten
(10) years from the Date of Grant.

         (b) In the event of the death of the Optionee, Options held by such Optionee may be exercised by the Optionee's legal representative(s), but only to the extent that such Options would otherwise have been exercisable by the Optionee.

         (c) For purposes of the Plan, the transfer of an Employee's employment between the Company and any Subsidiary or between Subsidiaries shall not be deemed to be a termination of the Employee's employment. An authorized leave of absence shall not be deemed to have terminated the Employee's employment provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute.

SECTION 8. STOCK PURCHASE RIGHTS.

         (a) Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under this Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept the offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Committee.

         (b) Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within ninety (90) days of the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

         (c) The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

         (d) Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

         (e) If any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Committee may (in its sole discretion), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available by the grant of an outstanding Stock Purchase Right, adjust the number and class of Shares covered by such outstanding Stock Purchase Right.

         (f) Unless determined otherwise by the Committee, Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the recipient, only by the recipient. If the Committee in its sole discretion makes a Stock Purchase Right transferable, such Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 under the Securities Act of 1933) through gifts or domestic relations orders, as permitted by Rule 701 under the Securities Act of 1933.

SECTION 9. ADJUSTMENT OF SHARES.

         (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through any change in the corporate structure of the Company, including the declaration of a stock dividend or through any recapitalization resulting in a stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares, or an extraordinary dividend or distribution, then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan (as set forth in Section 3(a)), so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                  (ii) appropriate adjustment shall be made in the maximum number of Shares issuable to any Eligible Person under Options granted in any one year (as set forth in Section 3(c)), so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned in any one year; and

                  (iii) appropriate adjustment shall be made in the number of Shares and the Exercise Price thereof then subject to outstanding Options, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate Exercise Price, provided that adjustment will be made in accordance with applicable law, including Section 424(a) of the Internal Revenue Code, if applicable.

         (b) Upon the happening of a Change in Control, the Committee may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least thirty (30) days after the date notice of such shortening is given to the Optionees), (ii) arrange to have the surviving or successor entity or any parent entity thereof assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction or (iii) cancel Options upon payment to the Optionees in cash, with respect to each Option to the extent then exercisable, of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the Option. The Committee may also provide for one or more of the foregoing alternatives in any particular option agreement.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         SECTION 10. TRANSFERABILITY OF OPTIONS. Each Incentive Stock Option shall provide that such Incentive Stock Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Incentive Stock Option. The Committee, in its sole discretion, may provide in the agreement governing any Nonqualified Stock Option that such Nonqualified Stock Option shall be transferable to the Optionee's spouse or children, to a trust solely for the benefit of the transferor, his spouse, or children, or pursuant to the terms of a qualified domestic relation order (as defined in Section 414(p)(1)(A) of the Internal Revenue Code).

         SECTION 11. ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

                  (a) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

SECTION 12. OPTIONS FOR 10% STOCKHOLDER. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 424(d) of the Internal Revenue Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary (as defined in Section 424 of the Internal Revenue Code) at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

         SECTION 13. NONQUALIFIED STOCK OPTIONS. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Shares in excess of the limits contained in Section 3(b) hereof; and (iii) shall not be subject to
Section 12 hereof. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

         SECTION 14. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the "Committee"); provided that the Board may also act as the Committee at any time or from time to time. In addition, if the Committee does not consist entirely of Outside Directors, a "Disinterested Committee" shall be appointed by the Board and shall be composed entirely of Outside Directors. In the event the Committee consists entirely of Outside Directors, the Committee shall also serve as the "Disinterested Committee" hereunder. The Disinterested Committee shall administer the Plan with respect to all Eligible Persons who are "covered employees" under Internal Revenue Code Section 162(m) or are subject to Rule 16b-3, and all members of the Board who participate in the Plan, if any. The number of persons that shall constitute the Committee and the Disinterested Committee shall be determined from time to time by a majority of all the members of the Board and, unless that majority of the Board determines otherwise or Rule 16b-3 is amended to require otherwise, shall be no less than two persons. To the extent that Rule 16b-3 requires a system of administration that is different from this Section 14, this Section 14 shall automatically be deemed amended to the extent necessary to cause it to be in compliance with Rule 16b-3.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

                  (c) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion
         (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Section 9(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Internal Revenue Code Section 162(m), the Disinterested Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Disinterested Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Disinterested Committee on the matters referred to in this Section 14(c) shall be final and conclusive.

                  (d) Subject to Section 17 hereof, the Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

         SECTION 15. GOVERNMENT REGULATIONS. This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or quotation systems as may be required.

         SECTION 16. MISCELLANEOUS.

                  (a) The Company shall, during the term of the Plan, at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

                  (b) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

                  (c) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee, Consultant, or Director, or interfere in any way with the rights of the Company to terminate his status as an Employee, Consultant, or Director.

                  (d) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

                  (e) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, distributee, or assign in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

                  (f) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

                  (g) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, that the Company shall be entitled to recover from an Optionee reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any agreement governing any Option, whether by an action to enforce specific performance, or an action for damages for its breach or otherwise.

                  (h) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee or the Board to be incorrect.

                  (i) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

                  (j) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Committee, the Disinterested Committee or the Board.

                  (k) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of the Company or Committee, respectively, or by a person authorized to act by resolution of the Company or Committee, respectively.

                  (l) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

                  (m) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered, telecopied (if confirmed), sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under an Option shall be deemed to be delivered on the date on which it is personally delivered, or, if telecopied, upon confirmation of receipt, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 16(m) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Section 16(m). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

                  (n) Any person entitled to notice under this Plan may waive such notice.

                  (o) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan's provisions.

                  (p) All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law.

                  (q) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

         SECTION 17. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that no such amendment may alter any provision of the Plan or any Option without compliance with any applicable stockholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by the Commission or any stock exchange or market on which the Common Stock of the Company is listed for trading; and provided, further, that, except to the extent provided in Section 7 or Section 9, no amendment or suspension of the Plan or any Option issued to an Optionee hereunder shall, except as specifically permitted in any such Option, substantially impair such Option without the consent of such Optionee.

         SECTION 18. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date set forth below; provided, however, that, before any Options granted under the Plan shall be exercisable, or any Stock Purchase Rights shall be granted under the Plan, the Plan shall have been (a) approved by the Company's stockholders within twelve (12) months before or after the Plan is adopted, (b) approved by the American Stock Exchange, and (c) consented to by Levine Leichtman Capital Partners II, L.P. pursuant to Section 5.2 of the Amended and Restated Investor Rights Agreement among the Corporation, Levine Leichtman Capital Partners II, L.P. and James Rudis dated October 29, 2002, as amended. The Plan shall terminate on the tenth (10th) anniversary of the effective date.

ADOPTED BY THE BOARD: February 1, 2005
EFFECTIVE DATE: February 1, 2005

OVERHILL FARMS, INC.


By:  /s/ James Rudis
     ----------------------------

APPENDIX B


                                                                    COMMON STOCK

                              OVERHILL FARMS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 18, 2005

         The undersigned hereby appoints James Rudis and Richard A. Horvath, or either of them individually, the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated on the reverse side, all shares of common stock of Overhill Farms, Inc. (the "Company") held of record by the undersigned at the close of business on April 18, 2005, at the 2005 annual meeting of stockholders to be held on May 18, 2005 at 9:00 a.m. local time, at the Company's principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058 and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote "FOR" the following proposals as designated on the reverse side:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                              OVERHILL FARMS, INC.

                                  MAY 18, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE
                   ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

--------------------------------------------------------------------------------

1. To consider and vote upon a proposal to elect nine nominees to the Company's board of directors:

                                        NOMINEES:
[ ]   FOR ALL NOMINEES                  0 James Rudis
                                        0 John L. Steinbrun
[ ]   WITHHOLD AUTHORITY                0 Harold Estes
      FOR ALL NOMINEES                  0 Geoffrey A. Gerard
                                        0 John E. McConnaughy, Jr.
[ ]   FOR ALL EXCEPT                    0 Alexander Auerbach
      (See instructions below)          0 Louis J. Giraudo
                                        0 Alexander Rodetis, Jr.
                                        0 Steven E. Hartman

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

2. To consider and vote upon a proposal to ratify and approve the adoption of the Company's 2005 Stock Plan.

[ ]   FOR

[ ]   AGAINST

[ ]   ABSTAIN

3. The proxy holder(s) are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments and postponements of the meeting.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" and "FOR" proposal 2. All other proxies previously given by the undersigned in connection with the action proposed on this proxy are hereby expressly revoked. This proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the meeting in person.

To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

________________________________________________________________________________
Signature of Stockholder __________________________ Date: ______________________
Signature of Stockholder __________________________ Date: ______________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]

                                            SERIES A CONVERTIBLE PREFERRED STOCK

                              OVERHILL FARMS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 18, 2005

         The undersigned hereby appoints James Rudis and Richard A. Horvath, or either of them individually, the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated on the reverse side, all shares of Series A Convertible Preferred Stock of Overhill Farms, Inc. (the "Company") held of record by the undersigned at the close of business on April 18, 2005, at the 2005 annual meeting of stockholders to be held on May 18, 2005 at 9:00 a.m. local time, at the Company's principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058 and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote "FOR" the following proposals as designated on the reverse side:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                              OVERHILL FARMS, INC.

                                  MAY 18, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION
                       OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

--------------------------------------------------------------------------------

1. To consider and vote upon a proposal to elect nine nominees to the Company's board of directors:

                                             NOMINEES:
[ ]   FOR ALL NOMINEES                       0 James Rudis
                                             0 John L. Steinbrun
[ ]   WITHHOLD AUTHORITY                     0 Harold Estes
      FOR ALL NOMINEES                       0 Geoffrey A. Gerard
                                             0 John E. McConnaughy, Jr.
[ ]   FOR ALL EXCEPT                         0 Alexander Auerbach
      (See instructions below)               0 Louis J. Giraudo
                                             0 Alexander Rodetis, Jr.
                                             0 Steven E. Hartman

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

2. To consider and vote upon a proposal to ratify and approve the adoption of the Company's 2005 Stock Plan.

[ ]   FOR

[ ]   AGAINST

[ ]   ABSTAIN

3. The proxy holder(s) are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments and postponements of the meeting.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" and "FOR" proposal 2. All other proxies previously given by the undersigned in connection with the action proposed on this proxy are hereby expressly revoked. This proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the meeting in person.

To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

________________________________________________________________________________
Signature of Stockholder __________________________ Date: ______________________
Signature of Stockholder __________________________ Date: ______________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]







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